Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of FB Financial Corporation (“FB Financial”) and Southern States Bancshares, Inc. (“Southern States”) after giving effect to the merger of Southern States with and into FB Financial, with FB Financial continuing as the surviving corporation, and the merger of Southern States Bank, the subsidiary of Southern States, with and into FirstBank, the subsidiary of FB Financial, with FirstBank continuing as the surviving bank (such transactions, collectively, the “Merger”). Upon the completion of the Merger, each share of common stock, par value $5.00 per share, of Southern States (“Southern States common stock”) that was issued and outstanding immediately prior to the completion of the Merger, was converted into the right to receive 0.80 share, or the exchange ratio, of common stock par value $1.00 per share, of FB Financial (“FB Financial common stock”), with cash paid in lieu of fractional shares (the “Merger Consideration”). The unaudited pro forma condensed combined balance sheet as of March 31, 2025 is presented as if the Merger occurred on March 31, 2025. The unaudited pro forma condensed combined income statements for the year ended December 31, 2024 and the three months ended March 31, 2025 are presented as if the Merger occurred on January 1, 2024. In connection with the plan to integrate the operations of FB Financial and Southern States, FB Financial has incurred, and is expected in the future to incur, nonrecurring merger and conversion expenses, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities.

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting for business combinations under generally accepted accounting principles in the United States (“GAAP”) with FB Financial as the acquiror for accounting purposes. FB Financial has not had sufficient time to completely evaluate the significant identifiable long-lived tangible and identifiable intangible assets of Southern States. Accordingly, the unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.

A final determination of the Merger Consideration and fair values of Southern States’s assets and liabilities will be based on the actual net tangible and intangible assets of Southern States that existed as of the closing date of the Merger, which was July 1, 2025. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and other identifiable intangibles, such as the core deposit intangible, could change significantly from those allocations used in the unaudited pro forma condensed combined financial statements presented herein and could result in a material change in amortization of acquired intangible assets.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Merger been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates.

The unaudited pro forma condensed combined financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;
•	FB Financial’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2024, included in FB Financial’s Annual Report on Form 10- K for the year ended December 31, 2024;

•	Southern States’ separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2024, included in Southern States’ Annual Report on Form 10-K for the year ended December 31, 2024;
•	FB Financial’s separate unaudited historical consolidated financial statements and accompanying notes as of and for fiscal quarter ended on March 31, 2025, included in FB Financial’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025;
•	Southern States’ separate unaudited historical consolidated financial statements and accompanying notes as of and for fiscal quarter ended on March 31, 2025, included in Southern States’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025;
•	other information pertaining to FB Financial and Southern States contained in previous filings with the Securities and Exchange Commission.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2025

(dollars in thousands)	FB Financial (as reported)	Southern States (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Assets
Cash and cash equivalents	$794,706	$229,375	$(38,316)	(1)	$985,765
Investment Securities	1,612,954	225,706	(3,200)	(2)	1,835,460
Loans held-for-sale	172,770	1,236	-		174,006
Loans	9,771,536	2,260,036	(43,094)	(3)	11,988,478
Allowance for credit losses	(150,531)	(28,876)	(7,524)	(4)	(186,931)
Net Loans	9,621,005	2,231,160	(50,618)		11,801,547
Premises and equipment, net	146,272	31,728	-		178,000
Mortgage servicing rights	156,379	-	-		156,379
Goodwill	242,561	33,176	78,656	(5)	354,393
Other intangible assets	5,106	8,539	25,661	(6)	39,306
Other assets	384,696	90,225	14,783	(7)	489,704
Total assets	$13,136,449	$2,851,145	$26,966		$16,014,560
Liabilities and stockholders' equity
Total Deposits	$11,201,998	$2,425,631	$277	(8)	$13,627,906
Borrowings	168,944	111,382	(9,578)	(9)	270,748
Other Liabilities	163,452	23,948	-		187,400
Total liabilities	$11,534,394	$2,560,961	$(9,301)		$14,086,054
Stockholders' Equity			-
Common Stock	$46,515	$49,986	$(41,862)	(10)	$54,639
Additional paid-in capital	854,715	104,171	255,744	(11)	1,214,630
Retained Earnings	792,685	143,530	(185,118)	(12)	751,097
Accumulated other comprehensive income/(loss), net	(91,953)	(7,503)	7,503	(13)	(91,953)
Noncontrolling Interest	93	-	-		93
Total stockholders' equity	1,602,055	290,184	36,267		1,928,506
Total liabilities and stockholders' equity	$13,136,449	$2,851,145	$26,966		$16,014,560

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2025 (dollars in thousands):
(1) Adjustments to cash and cash equivalents:
To reflect estimated transaction costs	$(38,000)
To reflect cash consideration to holders of options on the Southern States’ common stock	(316)
$(38,316)
(2) Adjustments to securities:
To reflect the estimated fair value of Southern States’ held-to-maturity securities	$(3,200)
$(3,200)
(3) Adjustments to loans:
To reflect the estimated fair value related to the interest rate component of Southern States’ loan portfolio	$(35,700)
To reflect the estimated fair value related to the credit component of Southern States’ loan portfolio	(36,400)
To reflect the purchase credit deteriorated ("PCD") loan CECL gross-up	18,200
To eliminate Southern States’ deferred loan fees & historical fair value adjustments on previously acquired loans	10,806
$(43,094)
(4) Adjustments to allowance for credit losses ("ACL"):
To eliminate Southern States’ ACL at closing	$28,876
To reflect the gross-up for estimated lifetime credit losses of purchase credit deteriorated ("PCD") loans	(18,200)
To reflect the provision for estimated lifetime credit losses for non-PCD loans to be recorded immediately following consummation of the Merger	(18,200)
$(7,524)
(5) Adjustment to goodwill:
To eliminate Southern States’ existing goodwill	$(33,176)
To reflect goodwill for consideration paid in excess of the fair value of Southern States’ assets acquired and liabilities assumed	111,832
$78,656
(6) Adjustments to core deposit intangibles:
To eliminate Southern States’ previously acquired core deposit intangible	$(8,539)
To record an estimate of core deposit intangible assets expected to be amortized over 10 years using the sum of the years digits method	34,200
$25,661
(7) Adjustments to other assets:
To reflect the tax impact from fair value adjustments and other purchase accounting adjustments, including transaction costs and provision for credit losses on non-PCD loans; tax impacts were calculated using a blended federal and state statutory rate of 26%	$14,783

(8) Adjustments to time-deposits:
To eliminate Southern States’ historical fair value adjustments on previously acquired deposits	$(23)
To reflect the estimated fair value adjustments on acquired certificates of deposits	300
$277
(9) Adjustments to long-term debt:
To eliminate Southern States’ historical fair value adjustments on previously acquired borrowings	$222
To reflect the estimated fair value of Southern States’ FHLB advances, subordinated debt securities, and other borrowings	(9,800)
$(9,578)
(10) Adjustments to common stock:
To eliminate Southern States’ common stock	$(49,986)
To record the issuance of FB Financial common stock to Southern States’ shareholders at aggregate par value	8,124
$(41,862)
(11) Adjustments to additional paid-in capital:
To eliminate Southern States’ capital surplus	$(104,171)
To reflect the issuance of FB Financial capital in excess of par value to Southern States’ shareholders	359,915
$255,744
(12) Adjustments to retained earnings:
To eliminate Southern States’ retained earnings	$(143,530)
To reflect after-tax transaction costs	(28,120)
To reflect the after-tax provision for credit losses on non-PCD loans	(13,468)
$(185,118)
(13) Adjustment to accumulated other comprehensive loss:
To eliminate Southern States’ accumulated other comprehensive loss	$7,503

PRELIMINARY PURCHASE PRICE ALLOCATION

The pro forma adjustments include the estimated purchase accounting entries to record the Merger. The excess of the purchase price over the fair value of net assets acquired, net of deferred taxes, is allocated to goodwill. Estimated fair value adjustments included in the pro forma condensed combined financial information are based upon available information and certain assumptions considered reasonable, and may be revised as additional information becomes available.

The following table summarizes the preliminary purchase price allocation to the estimated fair value of assets and liabilities of Southern States (in thousands, except share count and per share data) based on the closing share price of FB Financial common stock of $45.30 on the New York Stock Exchange on June 30, 2025, the last trading day prior to the effective date of the Merger, to the acquired identifiable assets and liabilities assumed and the pro forma goodwill generated from the Merger:

Shares of Southern States’ outstanding at July 1, 2025		10,155,600
Exchange ratio	0.80
Shares of FB Financial issued as merger consideration	8,124,480
Per share price, based on the closing share price of FB Financial on June 30, 2025		$45.30
Value of FB Financial shares issued		$368,039
Cash consideration for Southern States’ stock options outstanding		$316
Total value of consideration (transaction value)		$368,355

The following table sets forth a preliminary allocation of the estimated Merger Consideration to the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed of Southern States using Southern States’ unaudited consolidated balance sheet as of March 31, 2025 (in thousands) based on the closing share price of FB Financial common stock of $45.30 on the New York Stock Exchange on June 30, 2025, the last trading day prior to the effective date of the Merger, to the acquired identifiable assets and liabilities assumed and the pro forma goodwill generated from the Merger:

Net Assets Acquired:	March 31, 2025 (as adjusted)
Assets
Cash and cash equivalents	$229,375
Investment Securities	222,506
Loans held-for-sale	1,236
Loans	2,216,942
Allowance for credit losses	(18,200)
Net Loans	2,198,742
Premises and equipment	31,728
Other intangible assets	34,200
Other assets	90,396
Total Assets	$2,808,183
Liabilities
Deposits	$2,425,908
Borrowings	101,804
Other liabilities	23,948
Total Liabilities	$2,551,660
Net assets acquired	256,523
Preliminary pro forma goodwill	$111,832

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2025

(dollars in thousands, except share count and per share data)	FB Financial (as reported)	Southern States (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Interest Income
Interest and fees on loans	$153,185	$38,202	$2,381	(a)	$193,768
Interest on securities and other	26,521	4,962	667	(b)	32,150
Total Interest Income	179,706	43,164	3,048		225,918
Interest Expense
Deposits	70,249	16,689	(15)	(c)	86,923
Borrowings	1,816	1,596	318	(d)	3,730
Total Interest Expense	72,065	18,285	303		90,653
Net Interest Income	107,641	24,879	2,745		135,265
Provision for credit losses	2,292	775	-		3,067
Net interest income after provision for credit losses	105,349	24,104	2,745		132,198
Noninterest Income	23,032	1,653	(204)	(e)	24,481
Noninterest Expense	79,549	12,306	1,000	(f)	92,855
Income before income taxes	48,832	13,451	1,541		63,824
Income tax expense	9,471	3,100	401	(g)	12,972
Net income attributable to noncontrolling interest	-	-	-		-
Net Income	$39,361	$10,351	$1,140		$50,852
Earnings per common share:
Basic	$0.84	$1.04			$0.93
Diluted	$0.84	$1.03			$0.92
Dividends per common share	$0.19	$0.09			$0.18
Weighted-average common shares outstanding
Basic	46,674,698	9,979,120	(1,854,640)	(h)	54,799,178
Diluted	47,024,211	10,072,329	(1,947,849)	(i)	55,148,691

Notes to Unaudited Pro Forma Condensed Combined Statements of Income for the Three Months Ended March 31, 2025 (dollars in thousands, except share count and per share data):
(a) Adjustments to interest and fees on loans:
To eliminate Southern States’ accretion of deferred fees & discount accretion on previously acquired loans	$(988)
To reflect estimated accretion of the new discount on acquired loans	3,369
$2,381
(b) Adjustments to interest on securities and other:
To reflect estimated accretion of the new discount on acquired securities	$667
$667
(c) Adjustments to interest expense on deposits:
To eliminate Southern States’ historical amortization on previously acquired time deposits	$23
To reflect estimated amortization on acquired time deposits	(38)
$(15)
(d) Adjustments to interest expense on borrowings:
To eliminate Southern States’ historical amortization on previously acquired borrowings	$(32)
To reflect estimated amortization on acquired borrowings	350
$318
(e) Adjustments to noninterest income:
To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(204)

(f) Adjustments to noninterest expense:
To eliminate amortization of Southern States’ core deposit intangible	$(399)
To reflect amortization of the core deposit intangible created as a result of the acquisition	1,399
$1,000
(g) Adjustments to income taxes:
To reflect the income tax effects of pro forma adjustments at the estimated blended federal and state corporate tax rate of 26%	$401

(h) Adjustments to basic weighted average common shares outstanding:
To eliminate weighted average shares of Southern States’ common stock outstanding	(9,979,120)
To record shares of FB Financial common stock issued in the merger	8,124,480
(1,854,640)
(i) Adjustments to diluted weighted average common shares outstanding:
To eliminate weighted average shares of Southern States’ common stock outstanding	(10,072,329)
To record shares of FB Financial common stock issued in the merger	8,124,480
(1,947,849)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2024

(dollars in thousands, except share count and per share data)	FB Financial (as reported)	Southern States (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Interest Income
Interest and fees on loans	$626,402	$146,712	$10,071	(a)	$783,185
Interest on securities and other	99,136	23,069	2,668	(b)	124,873
Total Interest Income	725,538	169,781	12,739		908,058
Interest Expense
Deposits	296,345	70,630	17	(c)	366,992
Borrowings	12,690	7,444	1,347	(d)	21,481
Total Interest Expense	309,035	78,074	1,364		388,473
Net Interest Income	416,503	91,707	11,375		519,585
Provision for credit losses	12,004	4,957	18,200	(e)	35,161
Net interest income after provision for credit losses	404,499	86,750	(6,825)		484,424
Noninterest Income	39,070	7,390	(700)	(f)	45,760
Noninterest Expense	296,899	48,548	43,362	(g)	388,809
Income before income taxes	146,670	45,592	(50,887)		141,375
Income tax expense	30,619	10,724	(13,231)	(h)	28,112
Net income attributable to noncontrolling interest	16	-	-		16
Net Income	$116,035	$34,868	$(37,656)		$113,247
Earnings per common share:
Basic	$2.48	$3.72			$2.06
Diluted	$2.48	$3.67			$2.06
Dividends per common share	$0.68	$0.36			$0.64
Weighted-average common shares outstanding
Basic	46,737,217	9,357,336	(1,232,856)	(i)	54,861,697
Diluted	46,872,625	9,503,994	(1,379,514)	(j)	54,997,105

Notes to Unaudited Pro Forma Condensed Combined Statements of Income for the Year Ended December 31, 2024 (dollars in thousands, except share count and per share data):
(a) Adjustments to interest and fees on loans:
To eliminate Southern States’ accretion of deferred fees & discount accretion on previously acquired loans	$(3,404)
To reflect estimated accretion of the new discount on acquired loans	13,475
$10,071
(b) Adjustments to interest on securities and other:
To reflect estimated accretion of the new discount on acquired securities	$2,668
$2,668
(c) Adjustments to interest expense on deposits:
To eliminate Southern States’ historical amortization on previously acquired time deposits	$167
To reflect estimated amortization on acquired time deposits	(150)
$17
(d) Adjustments to interest expense on borrowings:
To eliminate Southern States’ historical amortization on previously acquired borrowings	$(53)
To reflect estimated amortization on acquired borrowings	1,400
$1,347
(e) Adjustments to provision expense:
To reflect the provision for estimated lifetime credit losses for non-PCD loans to be recorded immediately following consummation of the Merger	$18,200

(f) Adjustments to noninterest income:
To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(700)

(g) Adjustments to noninterest expense:
To eliminate amortization of Southern States’ core deposit intangible	$(856)
To reflect amortization of the core deposit intangible created as a result of the acquisition	6,218
To reflect one-time transaction costs	38,000
$43,362
(h) Adjustments to income taxes:
To reflect the income tax effects of pro forma adjustments at the estimated blended federal and state corporate tax rate of 26%	$(13,231)

(i) Adjustments to basic weighted average common shares outstanding:
To eliminate weighted average shares of Southern States’ common stock outstanding	(9,357,336)
To record shares of FB Financial common stock issued in the merger	8,124,480
(1,232,856)
(j) Adjustments to diluted weighted average common shares outstanding:
To eliminate weighted average shares of Southern States’ common stock outstanding	(9,503,994)
To record shares of FB Financial common stock issued in the merger	8,124,480
(1,379,514)